Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2024
Other Liabilities, Current [Abstract]
Schedule of Other Current Liabilities
Other current liabilities are comprised of the following:

	As of December 31,
(In $ millions)	2024	2023
VAT payable	28.2	17.5
Other current taxes payable (1)	19.6	19.7
Advances from customers (2)	15.9	—
Corporate income taxes payable	14.3	6.7
Accrued payroll and severance	1.4	0.8
Operating lease liability, current	0.4	0.5
Other current liabilities	4.4	6.1
Cash distributions payable (3)	—	11.9
Total other current liabilities	84.2	63.2
(1) Other current taxes payable includes withholding tax, payroll tax and other indirect tax related liabilities.
(2) Advances from customers relates to an advance on one of our contracts which is to be offset against future invoices.
(3) On December 22, 2023, the Company declared a cash distribution of $0.05 per share, corresponding to a total of $11.9 million, which was paid to our shareholders on January 22, 2024.